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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): SEPTEMBER 28, 2005
                                                  ------------------------------

                                 MARITRANS INC.
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               (Exact name of registrant specified in its charter)

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

           DELAWARE                        1-9063                         51-0343903
-------------------------------   ------------------------   ------------------------------------
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer Identification No.)
        incorporation)
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TWO HARBOUR PLACE, KNIGHTS RUN AVENUE, SUITE 1200,
                 TAMPA, FLORIDA                                         33602
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    (Address of principal executive offices)                         (Zip Code)


Registrant's telephone, including area code: (813) 209-0600
                                             -----------------------------------


                                 NOT APPLICABLE.
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         (Former name and former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 8.01. OTHER MATTERS.

         The registrant issued a press release on September 28, 2005, regarding the effects of Hurricane Rita on its operations, which release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

           (c)      Exhibits
           99.1     Press release dated September 28, 2005, issued by
                    Maritrans Inc.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                MARITRANS INC.


Date: September 28, 2005                        By:    /s/ Walter T. Bromfield
      ----------------------------                     -----------------------
                                                Name:  Walter T. Bromfield
                                                Title: Chief Financial Officer